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                                                                   EXHIBIT 10.47

                              SECURITY AGREEMENT
                              ------------------


     THIS SECURITY AGREEMENT is entered into effective as of the 1/st/ day of July 1996, by and between LETRONIX ACQUISITION CORP., a Florida corporation, (hereinafter referred to as "Debtor") and Polyphase Corporation, a Texas corporation with its principal place of business at 16885 Dallas Parkway, Dallas, Dallas County, Texas 75248, (hereinafter collectively "Secured Party").

     The undersigned Debtor hereby grants to the above named Secured Party a Security Interest, under the Uniform Commercial Code, in the following described property (hereinafter referred to as "Collateral") subject to all applicable conditions contained herein and including all proceeds, products and accessions thereto:

     1. All of the assets owned by its subsidiary Micro Configurations, Inc., a New York corporation, including without limitation: accounts, equipment and general intangibles, both as of the date hereof and hereafter acquired.

     2. Two Hundred (200) shares of common stock of Micro Configurations, Inc., being one hundred percent (100%) of the issued and outstanding shares of the common stock of said Company.

DEBTOR WARRANTS, REPRESENTS AND AGREES:

     1. The Debtor is a corporation duly organized and existing pursuant to the laws of the State of Florida and is in good standing with the state of Florida.

     2. The Debtor will not allow the Collateral to be the subject of any other security interest from and after the date of the execution hereof, except as set forth hereinbelow, without the express written consent of the Secured Party.

SECURED OBLIGATION:

     This Security Interest will secure the payment of those certain Promissory Notes of even date herewith, executed by the Debtor as maker thereof and payable to the order of the Secured Parties, for the payment of the aggregate principal amount of NINE HUNDRED FIFTY-ONE THOUSAND FOUR HUNDRED THIRTY-TWO DOLLARS AND NINETY-NINE CENTS ($951,432.99), plus interest, subject to the terms and conditions as outlined therein.

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THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS SHALL CONSTITUTE A DEFAULT:

     1. Failure of Debtor to pay when due, by acceleration or otherwise, any amount payable under the Secured Obligation;

     2.  Failure to perform any agreement of Debtor contained herein;

     3. The Company shall (a) execute an assignment for the benefit of creditors, (b) admit in writing its inability to pay its debts generally as they become due, (c) voluntarily seek the benefits of any Debtor Relief Law which could suspend or otherwise effect Payee's rights hereunder, or (d) take any corporate action to authorize any of the forgoing.

     Whenever a Default shall exist, the Secured Party may, at their option and without demand or notice, declare all or any part of the unpaid balance of the Promissory Notes plus accrued interest of the Secured Obligations immediately due and payable, and the Secured Party may exercise, in addition to the rights and remedies granted hereby, all rights and remedies of a Secured Party under the Uniform Commercial Code or any other applicable law, including the right to take possession of the Collateral. In addition, for the purpose of taking possession of the Collateral, the Secured Party may, as far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated, and remove the same therefrom.

     Debtor agrees, in the event of Default, to make the Collateral available to the Secured Party at a place or places acceptable to Secured Party and, when legally permissible, to pay all costs of the Secured Party, including reasonable attorney's fees, in the collection of the Secured Obligation and the enforcement of any of the Secured Party's rights. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to the Debtor at the address shown on the first page of this Security Agreement.

THE SECURED PARTY  SHALL HAVE THE AUTHORITY, BUT SHALL NOT BE OBLIGATED TO:

     1. To place upon Debtor's books and records relating to the Accounts and Contract Rights covered by the Security Interest granted hereby a notation or legend stating that such Account or Contract Rights are subject to a Security Interest held by the Secured Party.

     2. After any default, to take possession of all Collateral or such part or parts of the Collateral as may be necessary or appropriate in the judgment of the Secured Party.
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     3.  After any default, in the name of the Debtor or otherwise, to demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral.

     4. After any default, take any action which the Secured Party may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract, to endorse in the name of Debtor any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral.

GENERAL TERMS AND CONDITIONS:

     1. Debtor will keep accurate books, records and accounts with respect to the Collateral and will make the same available to the Secured Party at their request for examination and inspection; and will make and render to the Secured Party such reports, accountings and statements as the Secured Party from time to time may request with respect to the Collateral.

     2. Debtor has or will acquire title to and will at all times keep the Collateral free of all liens and encumbrances, except the Security Interest created hereby, unless any such lien is expressly subordinate hereto and has been pre-approved in writing by the Secured Party.

     3. Debtor will at any time or times hereafter execute such financing statements and other instruments and perform such acts as the Secured Party may request to establish and maintain a valid Security Interest in the Collateral, and will pay all costs of filing and recording, or, when legally permissible, Debtor authorizes the Secured Party at the expense of the Debtor to execute and file on Debtor's behalf a financing statement or statements in those public offices deemed necessary by the Secured Party to protect their Security Interest in the Collateral. Debtor will deliver or cause to be delivered to the Secured Party any certificate or certificates of title to the Collateral with the Security Interest of the Secured Party noted thereon.

     No delay or failure by the Secured Party in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality and unenforceability shall not affect any other provision of this Agreement.
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     This Security Agreement and the provisions hereof are to be binding upon the Debtor and any successors of Debtor and benefit the heirs, executors, administrators and successors of Secured Party. The singular when used herein shall include the plural and the meaning of words shall apply to masculine and feminine as is appropriate. The validity, construction and enforcement of this Agreement are governed by the internal laws of the state of Texas as pre-empted by federal law. All terms not otherwise defined have the meanings assigned to them by the Uniform Commercial Code. Invalidity or unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provisions.

     A carbon, photographic or other reproduction of this Security Agreement is sufficient as a financing statement, except where prohibited by law.

     This Security Agreement or any other similar document may be filed by any Secured Party with any state or county agencies where the filing of security instruments is allowed.

     Upon actual receipt of the final payment of the Secured Indebtedness, the Secured Party hereunder agrees to execute any written memorandum as required by the Debtor hereunder to release and extinguish the Security Interest created hereby.

     EXECUTED effective as of the day first above written.

DEBTOR

LETRONIX ACQUISITION CORP.


-------------------------------------
BY:  Albert B. Greco, Jr.
ITS: President


SECURED PARTY

POLYPHASE CORPORATION


-------------------------------------
BY:
ITS: